U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2005


                         Diagnostic Products Corporation
             (Exact name of Registrant as specified in its charter)

           California                   1-9957                95-2802182
           ----------                   ------                ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of incorporation)                                     Identification No.)

      5210 Pacific Concourse Drive, Los Angeles, California       90045
--------------------------------------------------------------   --------
              (Address of principal executive offices)          (Zip Code)


                                 (310) 725-7039
            -------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         Diagnostic Products Corporation
                           Current Report on Form 8-K

ITEM 7.01.        Regulation FD Disclosure.

                  On May 20, 2005, Diagnostic Products Corporation announced settlements with the Securities and Exchange Commission and U.S. Department of Justice relating to their investigations of issues related to its Chinese subsidiary's compliance with the U.S. Foreign Corrupt Practices Act. A copy of DPC's press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference in its entirety.

ITEM 8.01         Other Events.

                  On May 20, 2005, Diagnostic Products Corporation announced settlements with the Securities and Exchange Commission and U.S. Department of Justice relating to their investigations of issues related to its Chinese subsidiary's compliance with the U.S. Foreign Corrupt Practices Act. A copy of DPC's press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by this reference in its entirety.

ITEM 9.01          Financial Statements and Exhibits.

                  (c) Exhibits

                      99.1 - Press Release dated May 20, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 20, 2005                    DIAGNOSTIC PRODUCTS CORPORATION




                                       By: /s/  James L. Brill
                                       ---------------------------------------
                                                James L. Brill,
                                                Vice President, Finance

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



                                  Exhibit Index



                    99.1 - Press Release dated May 20, 2005.


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